EXHIBIT 99.1

City National Corp.'s Second-Quarter 2007 Net Income Grows to $59.2 Million; Earnings Per Share Rise 3 Percent to $1.19

Assets Under Management or Administration Exceed $57 Billion for the First Time

LOS ANGELES, July 18, 2007 (PRIME NEWSWIRE) -- City National Corporation (NYSE:CYN), the parent company of wholly owned City National Bank, today reported second-quarter 2007 net income of $59.2 million, or $1.19 per share, up from $58.7 million, or $1.16 per share, for the second quarter of 2006.

Year to date, City National has earned $115.7 million, or $2.34 per share, on revenue of $440.1 million. In the first half of 2006, the company earned net income of $116 million, or $2.28 per share, on revenue of $419.9 million.

City National's second-quarter financial results reflect the company's May 1, 2007 acquisition of Convergent Wealth Advisors (formerly known as Lydian Wealth Management) and its February 28, 2007 acquisition of Business Bank of Nevada.

 SECOND-QUARTER HIGHLIGHTS

 * City National's second-quarter average loan balances grew to a record $11 billion, up 11 percent from the second quarter of 2006.

 * Average deposits reached a record $12.6 billion, up 5 percent from the second quarter of 2006.

 * Noninterest income grew to $73.7 million, a 26 percent increase from the second quarter of 2006, and now accounts for 33 percent of City National's total revenue.

 * Assets under direct management amounted to $35.8 billion, a 35 percent increase from the second quarter of 2006. Assets under management or administration grew 22 percent to $57.3 billion.

 * Credit quality remained strong in the second quarter of 2007. The company required no provision for credit losses and remained adequately reserved at 1.43 percent of total loans.

 * City National's second-quarter return on average equity was 14.79 percent and its return on average assets was 1.54 percent.

"City National achieved solid second-quarter results in a challenging environment," said President and Chief Executive Officer Russell Goldsmith. "Loans and deposits both grew to record levels, credit quality remained strong, noninterest income continued to grow at very robust double-digit rates and actual expense growth was constrained.

"The company also made a number of important investments during the first half of 2007. The acquisition of Convergent Wealth Advisors, an outstanding investment advisory firm for the ultra-affluent market, helped raise City National's assets under management or administration to more than $57 billion for the first time. We also successfully integrated Business Bank of Nevada, adding eight new Nevada offices and rolling out the City National brand in one of America's most dynamic states. In addition, our company expanded its presence in fast-growing Ontario, California by opening a new banking office there."

                         For the three
                          months ended             For the three
                            June 30,                months ended
 Dollars in millions, --------------------     %     March 31,    %
 except per share        2007       2006     Change    2007     Change
 -------------------  ---------  ---------   ------  ---------  ------
 Earnings Per
  Share              $    1.19  $    1.16      3  $    1.15       3

 Net Income               59.2       58.7      1       56.5       5

 Average Assets       15,452.6   14,782.5      5   14,836.4       4

 Return on Average
  Assets                  1.54%      1.59%    (3)      1.55%     (1)

 Return on Average
  Equity                 14.79      16.20     (9)     15.10      (2)

ASSETS

Total assets at June 30, 2007 were $15.8 billion, up 9 percent from one year ago, primarily due to City National's loan growth as well as the acquisition of Business Bank of Nevada. Total assets grew 3 percent from the first quarter of 2007.

REVENUE

Second-quarter revenue totaled $226.8 million, up 7 percent from the second quarter of 2006 and 6 percent from the first quarter of this year, due principally to the acquisition of Business Bank of Nevada.

NET INTEREST INCOME

Fully taxable-equivalent net interest income reached $157.3 million in the second quarter of 2007, compared with $157.9 million for the same period last year. Fully taxable-equivalent net interest income in the first quarter of 2007 was $151.3 million.

Average loan balances reached $11 billion, up 11 percent from one year ago and 4 percent from the first quarter of 2007.

 Lending grew across the board:

 * Commercial loans increased 9 percent from the second quarter of
   2006 and 3 percent from the first quarter of this year.

 * Single-family residential mortgage lending rose 9 percent from one year ago and 3 percent from the first quarter of 2007. (City
   National's $3 billion residential portfolio contains no subprime credits or option-only adjustable rate loans. The company makes mortgage loans as an accommodation to its private banking clients.
   These loans have an average loan-to-value ratio of 51 percent.)

 * Commercial real estate and construction loans together were up 18 percent from the second quarter of 2006 and 8 percent from the first quarter of this year.

At June 30, 2007, the bank's prime rate was 8.25 percent, unchanged from both June 30, 2006 and March 31, 2007.

                         For the three
                          months ended              For the three
                            June 30,                months ended
                      --------------------      %     March 31,    %
 Dollars in millions,   2007        2006     Change    2007     Change
 ------------------- ----------  ----------  ------  ---------- ------
 Average Loans       $ 11,010.9  $ 9,902.9     11    $ 10,554.9    4
 Average Total
  Securities            2,945.1    3,581.2    (18)      2,971.4   (1)
 Average Earning
  Assets               14,129.5   13,627.7      4      13,660.7    3
 Average Deposits      12,569.9   11,930.8      5      11,916.3    5
 Average Core
 Deposits              10,503.4   10,278.7      2      10,044.8    5
 Fully Taxable-
  Equivalent
 Net Interest Income      157.3      157.9     (0)        151.3    4
 Net Interest Margin       4.47%      4.65%    (4)         4.49%  (0)

City National's second-quarter net interest margin was 4.47 percent, compared with 4.49 percent in the first quarter of 2007. The company's all-cash acquisition of Convergent Wealth Advisors narrowed its second-quarter margin by two basis points.

Average deposits totaled $12.6 billion, an increase of 5 percent from both the second quarter of 2006 and the first quarter of this year. The increases were due primarily to the acquisition of Business Bank of Nevada as well as the growth of interest-bearing and time deposits.

Average noninterest-bearing deposits fell 5 percent from the second quarter of 2006. However, noninterest-bearing balances grew 1 percent from the first quarter of this year, due to the full second-quarter impact of City National's acquisition of Business Bank of Nevada and the seasonal increase in deposits that clients used to make their tax payments.

Second-quarter title and escrow deposit balances averaged $1.3 billion, compared with $1.3 billion in the second quarter of 2006 and $1.2 billion in the first quarter of this year.

Average securities totaled $2.9 billion in the second quarter of 2007, down $636 million from one year ago and $26 million from the first quarter of 2007. The average duration of total available-for-sale securities at June 30, 2007 was 3.3 years, compared with 3.5 years at the end of the second quarter of 2006.

NONINTEREST INCOME

Noninterest income reached $73.7 million in the second quarter, a 26 percent increase from the same period one year ago. Excluding the acquisitions of Convergent Wealth Advisors and Independence Investments, which closed on May 31, 2006, second-quarter noninterest income grew 10 percent from the same period last year.

At June 30, 2007, noninterest income accounted for 33 percent of City National's total revenue, up from 28 percent at June 30, 2006.

Wealth Management

City National's assets under management or administration grew to $57.3 billion in the second quarter. As a result, trust and investment fees increased 40 percent over the same time last year. Second-quarter brokerage and mutual fund fees grew 14 percent from the second quarter of 2006.

On May 1, 2007, City National completed its acquisition of Convergent Wealth Advisors, a Rockville, Md.-based firm that now manages or advises on assets of $8.2 billion through its wealth management consulting services for individuals and families with average assets of more than $40 million.

Other Noninterest Income

Fee income from international banking services grew 10 percent from the second quarter of 2006 and 17 percent from the first quarter of this year, reflecting increased demand for foreign exchange services and letters of credit.

Income from cash management and deposit transaction fees rose 10 percent from the second quarter of last year, due largely to the sale of additional services. This income was unchanged from the first quarter of 2007.

                         At or for the             At or for the
                       three months ended          three months
                            June 30,                   ended
                      --------------------      %     March 31,    %
 Dollars in millions,   2007        2006     Change     2007    Change
 ------------------- ----------  ----------  ------  ---------- ------

 Trust and
  Investment Fee
  Revenue            $     34.8  $     24.9    40    $     30.3   15
 Brokerage and
  Mutual Fund Fees         14.0        12.3    14          13.8    1
 Assets Under
  Management (a)       35,849.9    26,617.3    35      27,074.4   32
 Total Assets Under
  Management
  or Administration
  (a)                  57,328.6    46,963.4    22      48,432.6   18

 (a) Excludes $10.5 billion, $9.3 billion, and $9.3 billion of assets under management for an asset manager in which City National held a minority ownership interest as of June 30, 2007, June 30,
     2006, and March 31, 2007, respectively.

NONINTEREST EXPENSE

Second-quarter 2007 noninterest expense amounted to $132.9 million, up 11 percent from the second quarter of 2006 and 7 percent from the first quarter of this year. Excluding the acquisitions of Convergent Wealth Advisors, Independence Investments and Business Bank of Nevada, noninterest expense grew 2 percent from the second quarter of last year.

City National's efficiency ratio for the second quarter of 2007 was 57.73 percent, compared with 55.20 percent one year ago and 57.18 percent for the first quarter of this year. The year-over-year increase was due primarily to pressure on core deposits and the continued expansion of City National's fee-based businesses, including the addition of Convergent Wealth Advisors and Independence Investments.

CREDIT QUALITY

Asset quality remains strong. At June 30, 2007, nonaccrual loans were $22.3 million, compared with $15 million at the same time last year and $23.4 million in the first quarter of 2007. Net loan charge-offs were $2.3 million in the second quarter of 2007, compared with net recoveries of $1.2 million in both the second quarter of 2006 and the first quarter of this year.

City National made no provision for credit losses in the second quarter. The company's loan-loss allowance methodology takes into account many quantitative and qualitative factors, including asset quality, credit risk, loan growth and economic conditions. At June 30, 2007, the allowance for loan and lease losses was $157.8 million, or 1.43 percent of total loans.

INCOME TAXES

The company's second-quarter 2007 effective tax rate was 37 percent, compared with 37.5 percent in the second quarter of last year. The effective rate for the first quarter of this year was 36.8 percent.

2007 OUTLOOK

In light of its second-quarter performance, City National's management continues to expect earnings per share this year to grow at a rate of between 3 percent and 5 percent as compared with 2006.

CAPITAL LEVELS

City National remains well capitalized. Total risk-based capital and Tier 1 risk-based capital ratios at June 30, 2007 were 12.28 percent and 9.82 percent, respectively, compared with the minimum regulatory standards of 10 percent and 6 percent for "well-capitalized" institutions. City National's Tier 1 leverage ratio at June 30, 2007 was 7.97 percent, well above the regulatory minimum ratio of 5 percent.

Total risk-based capital, Tier 1 risk-based capital and the Tier 1 leverage ratios at March 31, 2007 were 13.12 percent, 10.62 percent and 8.59 percent, respectively.

The period-end ratio of shareholders' equity to total assets at June 30, 2007 was 10.26 percent, compared to 9.66 percent at the same time last year, and 10.42 percent at March 31, 2007.

City National adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), as of January 1, 2007. As a result of the implementation of FIN 48, the company recognized a $28 million increase in the reserve for contingent tax liabilities, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings.

STOCK REPURCHASE

During the second quarter of 2007, City National repurchased 16,500 of its outstanding shares at an average cost per share of $74.74. During the first two quarters of this year, it bought back 279,500 shares at an average cost of $72.27. The company is currently authorized and intends to repurchase an additional 778,200 shares, subject to market conditions.

CONFERENCE CALL

City National Corporation will host a conference call this afternoon to discuss results for the second quarter of 2007. The call will begin at 2:00 p.m. PDT. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial (866) 713-8395 and enter pass code 30224089. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at www.cnb.com. There, it will be archived and available for 12 months.

ABOUT CITY NATIONAL

City National Corporation's wholly owned subsidiary, City National Bank, provides banking, investment and trust services through 62 offices, including 15 full-service regional centers, in Southern California, the San Francisco Bay Area, Nevada and New York City. The company and its nine investment affiliates manage or administer $57.3 billion in client assets, including $35.8 billion under direct management.

For more information about City National, visit the company's Website at www.cnb.com.

SAFE-HARBOR LANGUAGE

This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's markets, (4) other-than-expected credit losses due to business losses, real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses and de novo branching efforts, (7) the impact of changes in regulatory, judicial or legislative tax treatment of business transactions, (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies, and (9) general business and economic conditions, including movements in interest rates, the slope of the yield curve and changes in business formation and growth, commercial real estate development and real estate prices.

Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance, including the factors that influence earnings.

For a more complete discussion of these risks and uncertainties, see the company's Annual Report on Form 10-K for the year ended December 31, 2006 and particularly Part I, Item 1A, titled "Risk Factors."

 CITY NATIONAL CORPORATION
 FINANCIAL HIGHLIGHTS
 (unaudited)

                                                   Three Months
                                          -----------------------------
 For The Period Ended June 30,              2007       2006    % Change
 ------------------------------------     -----------------------------
 Per Common Share
   Net Income
     Basic                                $  1.22     $  1.20       2
     Diluted                                 1.19        1.16       3
   Dividends                                 0.46        0.41      12
   Book value

 Results of Operations: (In millions)
   Interest income                        $   226     $   206      10
   Interest expense                            73          52      40
                                          -------     -------
     Net interest income                      153         154      (1)
   Net interest income (Fully
    taxable-equivalent)                       157         158      --
   Total revenue                              227         213       7
   Provision for credit losses                 --          (1)   (100)
   Net income                                  59          59       1

 Financial Ratios:
   Performance Ratios:
     Return on average assets                1.54%       1.59%
     Return on average
      shareholders' equity                  14.79       16.20
     Period-end shareholders' equity
      to period-end assets                     --          --
     Net interest margin                     4.47        4.65
     Efficiency ratio                       57.73       55.20

 Asset Quality Ratios:
  Net (charge-offs)/recoveries to
   Average total loans (annualized)         (0.08)%      0.05%

 Average Balances: (In millions)
   Loans                                  $11,011     $ 9,903      11
   Interest-earning assets                 14,129      13,627       4
   Assets                                  15,453      14,782       5
   Core deposits                           10,503      10,279       2
   Deposits                                12,570      11,931       5
   Interest-bearing liabilities             8,112       7,309      11
   Shareholders' equity                     1,604       1,454      10

                                                     Six Months
                                          -----------------------------
                                            2007       2006    % Change
                                          -----------------------------
 Per Common Share
   Net Income
     Basic                                $  2.39     $   2.36      1
     Diluted                                 2.34         2.28      3
   Dividends                                 0.92         0.82     12
   Book value                               33.27        29.05     15

 Results of Operations: (In millions)
   Interest income                        $   440     $    404      9
   Interest expense                           140           98     43
                                          --------    --------
     Net interest income                      300          306     (2)
   Net interest income (Fully
    taxable-equivalent)                       309          314     (2)
   Total revenue                              440          420      5
   Provision for credit losses                 --           (1)  (100)
   Net income                                 116          116     --

 Financial Ratios:
   Performance Ratios:
     Return on average assets                1.54%       1.58%
     Return on average shareholders'
      equity                                14.94       15.94
     Period-end shareholders' equity to
      period-end assets                     10.26        9.66
     Net interest margin                     4.48        4.64
     Efficiency ratio                       57.46       55.00
   Capital Adequacy Ratios (Period end):
     Tier 1 leverage                         7.97        8.38
     Tier 1 risk-based capital               9.82       11.20
     Total risk-based capital               12.28       14.26

 Asset Quality Ratios:
   Allowance for loan and lease losses to:
     Total loans                             1.43%       1.60%
     Nonaccrual loans                      707.58    1,050.47
   Nonperforming assets to:
     Total loans and nonperforming assets    0.20        0.15
     Total assets                            0.14        0.10
   Net (charge-offs)/recoveries to
     Average total loans (annualized)       (0.02)%      0.08%

 Average Balances: (In millions)
   Loans                                  $10,784     $  9,765     10
   Interest-earning assets                 13,896       13,663      2
   Assets                                  15,146       14,804      2
   Core deposits                           10,275       10,306     --
   Deposits                                12,245       11,760      4
   Interest-bearing liabilities             7,861        7,338      7
   Shareholders' equity                     1,562        1,467      6

 Period-End Balances: (In millions)
   Loans                                   11,019     $  9,822     12
   Assets                                  15,796       14,476      9
   Core deposits                           10,836       10,152      7
   Deposits                                13,130       11,979     10
   Shareholders' equity                     1,621        1,398     16

 Wealth Management: (In millions) (a)
   Assets under management                 35,850     $ 26,617     35
   Assets under management or
    administration                         57,329       46,963     22

 (a) Excludes $10.5 billion and $9.3 billion of assets under management for an asset manager in which City National held a minority ownership interest as of June 30, 2007 and June 30,
     2006, respectively.

 CITY NATIONAL CORPORATION
 CONSOLIDATED STATEMENTS OF INCOME
 (unaudited)
                                                Three Months Ended
                                                      June 30,
 (Dollars in thousands                   ------------------------------
  except per share data)                   2007        2006    % Change
 --------------------------------------  ------------------------------
 Interest income                         $225,985    $206,204      10
 Interest expense                          72,921      52,206      40
                                         --------    --------
    Net Interest Income                   153,064     153,998      (1)

 Provision for Credit Losses                   --        (610)   (100)

 Noninterest Income
    Trust and investment fees              34,823      24,909      40
    Brokerage and mutual fund fees         13,958      12,269      14
    Cash management and
      deposit transaction fees              8,472       7,691      10
    International services                  7,562       6,870      10
    Bank-owned life insurance                 761         677      12
    Other service charges and fees          7,307       6,888       6
    Loss on sale of loans and
     other assets                              --          --      NM
    Gain (loss) on sale of securities         866        (716)   (221)
                                         --------    --------
      Total noninterest income             73,749      58,588      26

 Noninterest Expense
    Salaries and employee benefits         80,904      73,718      10
    Net occupancy of premises              10,362       9,460      10
    Legal and professional fees             9,318       9,190       1
    Information services                    5,243       4,571      15
    Depreciation                            5,122       4,662      10
    Amortization of intangibles             2,623       1,974      33
    Marketing and advertising               5,783       4,990      16
    Office services                         2,938       2,549      15
    Equipment                                 797         623      28
    Minority interest expense               2,325       1,213      92
    Other                                   7,446       6,222      20
                                         --------    --------
      Total noninterest expense           132,861     119,172      11
                                         --------    --------

 Income Before Taxes                       93,952      94,024      (0)

 Applicable Income Taxes                   34,799      35,283      (1)
                                         --------    --------

 Net Income                              $ 59,153    $ 58,741       1
                                         ========    ========
 Other Data:
    Earnings per common share - basic    $   1.22    $   1.20       2
    Earnings per common share - diluted  $   1.19    $   1.16       3
    Dividends paid per common share      $   0.46    $   0.41      12
    Dividend payout ratio                   38.22%      34.43%     11
    Return on average assets                 1.54%       1.59%     (4)
    Return on average shareholders'
     equity                                 14.79%      16.20%     (9)
    Net interest margin (Fully
     taxable-equivalent)                     4.47%       4.65%     (4)
    Full-time equivalent employees          2,903       2,648      10

                                                Six Months Ended
                                                     June 30,
                                         ------------------------------
                                           2007        2006    % Change
 -------------------------------------   ------------------------------
 Interest income                         $440,249    $404,396       9
 Interest expense                         139,893      97,992      43
                                         --------    --------
     Net Interest Income                  300,356     306,404      (2)

 Provision for Credit Losses                   --        (610)   (100)

 Noninterest Income
     Trust and investment fees             65,077      46,683      39
     Brokerage and mutual fund fees        27,738      23,953      16
     Cash management and
       deposit transaction fees            16,943      15,755       8
     International services                14,025      12,859       9
     Bank-owned life insurance              1,385       1,611     (14)
     Other service charges and fees        13,467      12,665       6
     Loss on sale of loans and
      other assets                            (46)         --      NM
     Gain (loss) on sale of securities      1,135          (8)     NM
                                         --------    --------
       Total noninterest income           139,724     113,518      23

 Noninterest Expense
     Salaries and employee benefits       158,888     145,334       9
     Net occupancy of premises             19,820      18,472       7
     Legal and professional fees           18,641      18,662      (0)
     Information services                  10,242       9,027      13
     Depreciation                          10,122       9,322       9
     Amortization of intangibles            4,253       3,865      10
     Marketing and advertising              9,781       9,006       9
     Office services                        5,685       5,240       8
     Equipment                              1,515       1,255      21
     Minority interest expense              4,401       2,441      80
     Other                                 13,352      11,871      12
                                         --------    --------
       Total noninterest expense          256,700     234,495       9
                                         --------    --------

 Income Before Taxes                      183,380     186,037      (1)

 Applicable Income Taxes                   67,682      70,063      (3)
                                         --------    --------
 Net Income                              $115,698    $115,974      (0)
                                         ========    ========
 Other Data:
     Earnings per common share - basic   $   2.39    $   2.36       1
     Earnings per common share - diluted $   2.34    $   2.28       3
     Dividends paid per common share     $   0.92    $   0.82      12
     Dividend payout ratio                  38.65%      35.03%     10
     Return on average assets                1.54%       1.58%     (2)
     Return on average shareholders'
      equity                                14.94%      15.94%     (6)
     Net interest margin (Fully
      taxable-equivalent)                    4.48%       4.64%     (3)

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)
                                                   2007
                                   -----------------------------------
 (Dollars in thousands              Second        First       Year to
     except per share data)         Quarter      Quarter        Date
 ---------------------------       ---------    ---------    ---------
 Interest Income                   $ 225,985    $ 214,264    $ 440,249
 Interest Expense                     72,921       66,972      139,893
                                   ---------    ---------    ---------

   Net Interest Income               153,064      147,292      300,356

 Provision for Credit Losses             --           --           --

 Noninterest Income

   Trust and investment fees          34,823       30,254       65,077
   Brokerage and mutual fund
    fees                              13,958       13,780       27,738
   Cash management and
    deposit transaction fees           8,472        8,471       16,943
   International services              7,562        6,463       14,025
   Bank-owned life insurance             761          624        1,385
   Other service charges and
    fees                               7,307        6,160       13,467
   Loss on sale of loans and
    other assets                         --           (46)         (46)
   Gain on sale of securities            866          269        1,135
                                   ---------    ---------    ---------
     Total noninterest income         73,749       65,975      139,724

 Noninterest Expense

     Salaries and employee
      benefits                        80,904       77,984      158,888
     Net occupancy of premises        10,362        9,458       19,820
     Legal and professional
      fees                             9,318        9,323       18,641
     Information services              5,243        4,999       10,242
     Depreciation                      5,122        5,000       10,122
     Amortization of
       intangibles                     2,623        1,630        4,253
     Marketing and advertising         5,783        3,998        9,781
   Office services                     2,938        2,747        5,685
   Equipment                             797          718        1,515
   Minority interest expense           2,325        2,076        4,401
   Other                               7,446        5,906       13,352
                                   ---------    ---------    ---------
     Total noninterest
      expense                        132,861      123,839      256,700
                                   ---------    ---------    ---------
 Income Before Taxes                  93,952       89,428      183,380

 Applicable Income Taxes              34,799       32,883       67,682
                                   ---------    ---------    ---------
 Net Income                        $  59,153    $  56,545    $ 115,698
                                   =========    =========    =========

 Other Data:
   Earnings per common
    share - basic                  $    1.22    $    1.18    $    2.39
   Earnings per common
    share - diluted                $    1.19    $    1.15    $    2.34
   Dividends paid per common
    share                          $    0.46    $    0.46    $    0.92
   Dividend payout ratio               38.22%       39.11%       38.65
   Return on average assets             1.54%        1.55%        1.54
   Return on average
    shareholders' equity               14.79%       15.10%       14.94
   Net interest margin
    (Fully taxable-equivalent)          4.47%        4.49%        4.48
   Full-time equivalent
    employees                          2,903        2,800

 CITY NATIONAL CORPORATION
 CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
 (unaudited)

 (Dollars in                              2006
   thousands        ------------------------------------------------
   except per        Fourth    Third     Second    First      Full
   share data)      Quarter   Quarter   Quarter   Quarter     Year
 ----------------   --------  --------  --------  --------  --------
 Interest Income    $213,551  $208,347  $206,204  $198,192  $826,294
 Interest Expense     62,788    59,625    52,206    45,786   220,405
                    --------  --------  --------  --------  --------
  Net Interest
   Income            150,763   148,722   153,998   152,406   605,889

 Provision for
   Credit Losses          --        --      (610)       --      (610)

 Noninterest
   Income
  Trust and
   investment
   fees               30,777    30,002    24,909    21,774   107,462
  Brokerage and
   mutual fund
   fees               13,309    13,096    12,269    11,684    50,358
  Cash management
   and deposit
   transaction
   fees                7,909     7,967     7,691     8,064    31,631
  International
   services            6,486     6,829     6,870     5,989    26,174
  Bank-owned
   life insurance        700       685       677       934     2,996
  Other service
   charges and
   fees                6,725     6,303     6,888     5,777    25,693
  Gain on sale
   of loans and
   other assets        2,482       268      --        --       2,750
  Gain (loss) on
   sale of
   securities         (4,130)     (362)     (716)      708    (4,500)
                    --------  --------  --------  --------  --------
   Total
    noninterest
    income            64,258    64,788    58,588    54,930   242,564

 Noninterest
  Expense
  Salaries and
   employee
   benefits           74,499    75,318    73,718    71,616   295,151
  Net occupancy
   of premises        11,562    10,207     9,460     9,012    40,241
  Legal and
   professional
   fees               10,084     9,157     9,190     9,472    37,903
  Information
   services            5,138     4,932     4,571     4,456    19,097
  Depreciation         4,908     4,832     4,662     4,660    19,062
  Amortization
   of intangibles      1,456       (37)    1,974     1,891     5,284
  Marketing and
   advertising         5,153     4,495     4,990     4,016    18,654
  Office
   services            2,888     2,623     2,549     2,691    10,751
  Equipment            1,043       514       623       632     2,812
  Minority
   interest
   expense             1,709     1,808     1,213     1,228     5,958
  Other                8,573     6,820     6,222     5,649    27,264
                    --------  --------  --------  --------  --------
   Total
    noninterest
    expense          127,013   120,669   119,172   115,323   482,177
                    --------  --------  --------  --------  --------

 Income Before
  Taxes               88,008    92,841    94,024    92,013   366,886

 Applicable
  Income Taxes        29,452    33,847    35,283    34,781   133,363
                    --------  --------  --------  --------  --------
 Net Income         $ 58,556  $ 58,994  $ 58,741  $ 57,232  $233,523
                    ========  ========  ========  ========  ========

 Other Data:
  Earnings per
   common share
   - basic          $   1.23  $   1.23  $   1.20  $   1.16  $   4.82
  Earnings per
   common share
   - diluted        $   1.19  $   1.20  $   1.16  $   1.12  $   4.66
  Dividends paid
   per common
   share            $   0.41  $   0.41  $   0.41  $   0.41  $   1.64
  Dividend payout
   ratio               33.55%    33.64%    34.43%    35.65%    34.31%
  Return on
   average assets       1.58%     1.61%     1.59%     1.57%     1.59%
  Return on
   average
   shareholders'
   equity              15.77%    16.30%    16.20%    15.68%    15.99%
  Net interest
   margin (Fully
   taxable-
   equivalent)          4.51%     4.53%     4.65%     4.62%     4.58%
  Full-time
   equivalent
   employees           2,670     2,672     2,648     2,570

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)
                                                     2007
                                         ----------------------------
                                            Second           First
 (In thousands)                             Quarter         Quarter
 --------------------------------------- ------------    ------------
 Assets
  Cash and due from banks                $    513,463    $    494,231
  Federal funds sold                          170,000         210,000
  Due from banks - interest-bearing           139,539          77,214
  Securities-available-for-sale             2,798,538       2,903,546
  Trading account securities                  117,456          35,981
  Loans:
   Commercial                               4,158,131       4,030,601
   Commercial real estate mortgages         1,947,218       1,877,695
   Residential mortgages                    3,009,546       2,895,516
   Real estate construction                 1,309,322       1,263,059
   Equity lines of credit                     409,505         388,279
   Installment                                185,112         194,448
                                         ------------    ------------
    Total loans                            11,018,834      10,649,598
     Allowance for loan and lease losses     (157,849)       (161,005)
                                         ------------    ------------
    Net loans                              10,860,985      10,488,593
  Premises and equipment, net                 106,672         103,259
  Goodwill and other intangibles              518,918         420,197
  Other assets                                570,525         531,026
                                         ------------    ------------
    Total assets                         $ 15,796,096    $ 15,264,047
                                         ============    ============

 Liabilities:
  Deposits:
   Noninterest-bearing                   $  5,926,048    $  5,690,413
   Interest-bearing                         7,204,357       6,915,968
                                         ------------    ------------
    Total deposits                         13,130,405      12,606,381
  Federal funds purchased and securities
   sold under repurchase agreements           269,938         310,738
  Other short-term borrowed funds              72,818          50,667
  Subordinated debt                           266,962         270,174
  Other long-term debt                        219,282         224,079
  Minority interest                            29,029          28,285
  Other liabilities                           186,212         183,185
                                         ------------    ------------
    Total liabilities                      14,174,646      13,673,509

 Shareholders' Equity
  Common stock                                 50,725          50,803
  Additional paid-in capital                  419,377         421,990
  Retained earnings                         1,307,638       1,271,092
  Accumulated other
   comprehensive loss                         (50,609)        (30,940)
  Treasury shares                            (105,681)       (122,407)
                                         ----------------------------
    Total shareholders' equity              1,621,450       1,590,538
                                         ----------------------------
    Total liabilities and shareholders'
     equity                              $ 15,796,096    $ 15,264,047
                                         ============    ============

 CITY NATIONAL CORPORATION
 CONSOLIDATED PERIOD END BALANCE SHEET
 (unaudited)

                                            2006
                    --------------------------------------------------
                      Fourth        Third        Second        First
 (In thousands)       Quarter      Quarter       Quarter      Quarter
 --------------     -----------  -----------  -----------  -----------
 Assets
  Cash and due
   from banks        $  423,114   $  457,396   $  467,076   $  457,156
  Federal funds
   sold                 127,000        3,300        1,900          --
  Due from banks
   - interest-
    bearing              60,940       65,323       50,416       48,890
  Securities-
  available-for
  -sale               2,954,372    3,175,230    3,211,590    3,850,173
  Trading account
  securities            147,907      116,870      123,418       57,353
  Loans:
   Commercial         4,084,377    3,782,781    3,738,361    3,698,614
   Commercial
    real estate
    mortgages         1,708,512    1,766,718    1,810,618    1,779,464
   Residential
    mortgages         2,869,775    2,830,761    2,769,340    2,700,966
   Real estate
    construction      1,117,559    1,057,397      945,650      860,749
   Equity lines
    of credit           404,657      384,830      364,312      339,348
   Installment          201,125      197,871      193,474      188,262
                    -----------  -----------  -----------  -----------
    Total loans      10,386,005   10,020,358    9,821,755    9,567,403
     Allowance
      for loan
      and
      lease
      losses           (155,342)    (159,063)    (157,580)    (156,482)
                    -----------  -----------  -----------  -----------
     Net loans       10,230,663    9,861,295    9,664,175    9,410,921
 Premises and
  equipment, net         94,745       88,582       84,802       84,884
 Goodwill and
  other
  intangibles           287,561      298,471      298,004      283,642
 Other assets           558,079      549,152      574,547      545,227
                    -----------  -----------  -----------  -----------
   Total assets     $14,884,381  $14,615,619  $14,475,928  $14,738,246
                    ===========  ===========  ===========  ===========

 Liabilities:
  Deposits:
   Noninterest-
    bearing         $ 6,002,068  $ 5,639,811  $ 5,880,630  $ 5,945,485
   Interest-
    bearing           6,170,748    6,252,206    6,098,200    5,963,044
                    -----------  -----------  -----------  -----------
     Total
      deposits       12,172,816   11,892,017   11,978,830   11,908,529
 Federal funds
   purchased and
   securities
   sold under
   repurchase
   agreements           422,903      506,962      234,995      526,920
 Other short-term
  borrowed funds         97,525       72,426      143,724      151,522
 Subordinated
  debt                  269,848      270,522      266,675      269,785
 Other long-term
  debt                  217,569      217,323      209,864      213,819
 Minority
  interest               28,425       28,578       27,985       25,225
 Other
  liabilities           184,380      179,746      215,965      173,056
                    -----------  -----------  -----------  -----------
   Total
    liabilities      13,393,466   13,167,574   13,078,038   13,268,856

 Shareholders Equity
  Common stock           50,719       50,729       50,735       50,693
  Additional
   paid-in
   capital              412,248      404,163      402,476      399,974
 Retained
  earnings            1,264,697    1,225,784    1,186,637    1,148,116
 Accumulated
  other
  comprehensive
  loss                  (41,386)     (46,400)     (86,931)     (73,248)
 Treasury shares       (195,363)    (186,231)    (155,027)     (56,145)
                    -----------  -----------  -----------  -----------
   Total
    shareholders'
    equity            1,490,915    1,448,045    1,397,890    1,469,390
                    -----------  -----------  -----------  -----------
   Total
    liabilities
    and
    shareholders'
    equity          $14,884,381  $14,615,619  $14,475,928  $14,738,246
                    ===========  ===========  ===========  ===========

 CITY NATIONAL CORPORATION
 CREDIT LOSS EXPERIENCE
 (unaudited)
                                                      2007
                                         ------------------------------
                                          Second     First      Year To
 (Dollars in thousands)                  Quarter    Quarter      Date
 ------------------------------------------------   --------   --------
 Allowance for Loan and Lease Losses
 Balance at beginning of period          $161,005   $155,342   $155,342

 Allowance of acquired institution             --      4,513      4,513

 Net (charge-offs)/recoveries:
     Commercial                            (2,218)     1,247       (971)
     Commercial real estate mortgages          --         --         --
     Residential mortgages                     --         --         --
     Real estate construction                  17         18         35
     Equity lines of credit                    --         --         --
     Installment                              (61)       (26)       (87)
                                         --------   --------   --------
       Total net (charge-offs)/recoveries  (2,262)     1,239     (1,023)

 Provision for credit losses/transfers       (894)       (89)      (983)

                                         --------   --------   --------
 Balance at end of period                $157,849   $161,005   $157,849
                                         ========   ========   ========
 Net (Charge-Offs)/Recoveries to
  Average Total Loans: (annualized)
     Commercial                             (0.21)%   0.12%      (0.05)%
     Commercial real estate mortgages        0.00%    0.00%       0.00%
     Residential mortgage                    0.00%    0.00%       0.00%
     Real estate construction                0.01%    0.01%       0.01%
     Equity lines of credit                  0.00%    0.00%       0.00%
     Installment                            (0.13)%  (0.06)%     (0.09)%
       Total loans                          (0.08)%   0.05%      (0.02)%

 Reserve for Off-Balance Sheet
  Credit Commitments

 Balance at beginning of period          $ 17,005   $ 16,424   $ 16,424
     Recovery of prior charge-off             (67)        --        (67)
     Reserve of acquired institution           --        492        492
     Provision for credit
      losses/transfers                        894         89        983
                                         --------   --------   --------
 Balance at end of period                $ 17,832   $ 17,005   $ 17,832
                                         ========   ========   ========

                                            2006
                       ------------------------------------------------
  (Dollars             Fourth    Third     Second    First      Full
   in thousands)       Quarter   Quarter   Quarter   Quarter    Year
                       --------  --------  --------  --------  --------
 Allowance for Loan
  and Lease Losses
 Balance at beginning
  of period            $159,063  $157,580  $156,482  $153,983  $153,983

 Allowance of acquired
  institution                --        --        --        --        --

 Net (charge-offs)/
  recoveries:
   Commercial            (2,665)    1,912     1,122     1,792     2,161
   Commercial real
    estate mortgages        356        --        11       844     1,211
   Residential mortgages     --        --        --        --        --
   Real estate
    construction           (666)       18        17        16      (615)
   Equity lines of credit    --       (11)       --        --       (11)
   Installment               26        10        11         4        51
                       --------  --------  --------  --------  --------
    Total net (charge-
     offs)/recoveries    (2,949)    1,929     1,161     2,656     2,797

 Provision for credit
  losses/transfers         (772)     (446)      (63)     (157)   (1,438)
                       --------  --------  --------  --------  --------
 Balance at end
  of period            $155,342  $159,063  $157,580  $156,482  $155,342
                       ========  ========  ========  ========  ========

 Net (Charge-Offs)/
  Recoveries to Average
  Total Loans:(annualized)
   Commercial             (0.27)%    0.20%     0.11%     0.19%     0.06%
   Commercial real estate
    mortgages              0.08%     0.00%     0.00%     0.19%     0.07%
   Residential mortgage    0.00%     0.00%     0.00%     0.00%     0.00%
   Real estate
    construction          (0.24)%    0.01%     0.01%     0.01%    (0.06)%
   Equity lines of
    credit                 0.00%    (0.01)%    0.00%     0.00%    (0.00)%
   Installment             0.05%     0.02%     0.02%     0.01%     0.03%
    Total loans           (0.11)%    0.08%     0.05%     0.11%     0.03%

 Reserve for Off-Balance
  Sheet Credit Commitments

 Balance at beginning
  of period            $ 15,652  $ 15,206  $ 15,753  $ 15,596  $ 15,596
   Reserve of acquired
    institution              --        --        --        --        --
   Provision for credit
    losses/transfers        772       446      (547)      157       828
                       --------  --------  --------  --------  --------
 Balance at end
  of period            $ 16,424  $ 15,652  $ 15,206  $ 15,753  $ 16,424
                       ========  ========  ========  ========  ========

 CITY NATIONAL CORPORATION
 NONPERFORMING ASSETS
 (unaudited)
                                                          2007
                                                   ------------------
                                                   Second      First
 (Dollars in thousands)                             Quarter    Quarter
 ----------------------------------------------    -------    -------
 Nonaccrual Loans
  Commercial                                       $ 3,998    $ 7,024
  Commercial real estate mortgages                   4,732      4,783
  Residential mortgages                                378       --
  Real estate construction                          12,566     11,199
  Equity lines of credit                               452        362
  Installment                                          182         49
                                                   -------    -------
   Total nonaccrual loans                           22,308     23,417

 Other Nonperforming Assets                             --         --
                                                   -------    -------

   Total nonperforming assets                      $22,308    $23,417
                                                   =======    =======
 Loans 90 Days or More Past Due
  on Accrual Status                                $    --    $   199

 Allowance for loan and lease losses as a
  percentage of:
  Nonaccrual loans                                  707.58%    687.55%
  Total nonperforming assets                        707.58%    687.55%
  Total loans                                         1.43%      1.51%

 Nonaccrual loans as a percentage of total loans      0.20%      0.22%

 Nonperforming assets as a percentage of:
  Total loans and other nonperforming assets          0.20%      0.22%
  Total assets                                        0.14%      0.15%

                                               2006
                              ---------------------------------------
                               Fourth     Third    Second     First
 (Dollars in thousands)        Quarter   Quarter   Quarter   Quarter
 ---------------------------- --------- --------- --------- ---------
 Nonaccrual Loans
  Commercial                  $   2,977 $  10,416 $   6,691 $   5,642
  Commercial real estate
   mortgages                      4,849     8,094     3,644       923
  Residential mortgages              --        --        --        --
  Real estate construction       12,678        --     4,617     7,492
  Equity lines of credit             --        --        --        --
  Installment                       379       269        49       498
                              --------- --------- --------- ---------
   Total nonaccrual loans        20,883    18,779    15,001    14,555

 Other Nonperforming Assets          --        --        --        --
                              --------- --------- --------- ---------

  Total nonperforming assets  $  20,883 $  18,779 $  15,001 $  14,555
                              ========= ========= ========= =========
 Loans 90 Days or More Past
  Due on Accrual Status       $     337 $      27 $      18 $      --

 Allowance for loan and lease
  losses as a percentage of:
  Nonaccrual
   loans                         743.88%   847.03% 1,050.47% 1,075.11%
  Total nonperforming assets     743.88%   847.03% 1,050.47% 1,075.11%
  Total loans                      1.50%     1.59%     1.60%     1.64%

 Nonaccrual loans as a
  percentage of total loans        0.20%     0.19%     0.15%     0.15%

 Nonperforming assets as a
  percentage of:
  Total loans and other
   nonperforming assets            0.20%     0.19%     0.15%     0.15%
  Total assets                     0.14%     0.13%     0.10%     0.10%

CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)

                                            2007
                      ------------------------------------------------
                      Second Quarter   First Quarter     Year to Date
                      --------------  ---------------  ---------------
 (Dollars in          Average Average  Average Average Average  Average
  millions)           Balance  Rate    Balance   Rate  Balance   Rate
 ---------------
 Assets

  Interest-
    earning
    assets
   Loans
    Commercial        $ 4,275   7.36%  $ 4,146   7.25%  $ 4,210   7.31%
    Commercial
     real estate
     mortgages          1,932   7.35     1,758   7.38     1,847   7.36
    Residential
     mortgages          2,975   5.49     2,885   5.40     2,930   5.45
    Real estate
     construction       1,234   8.88     1,181   8.73     1,207   8.81
    Equity lines
     of credit            404   7.71       394   7.86       399   7.78
    Installment           191   7.51       191   7.64       191   7.57
                      -------  -----  --------  -----  --------  -----
    Total loans        11,011   7.04    10,555   6.98    10,784   7.02
  Due from
   banks -
   interest-
   bearing                 89   3.39        73   2.97        81   3.20
  Federal funds
   sold and
   securities
   purchased
   under resale
   agreements              24   5.27        14   5.36        19   5.30
  Securities
   available-
   for-sale             2,873   4.72     2,917   4.70     2,895   4.71
  Trading account
   securities              72   5.23        54   6.09        63   5.60
  Other interest-
   earning assets          60   6.36        48   5.96        54   6.19
                      -------  -----  --------  -----  --------  -----
    Total
     interest-
     earning
     assets            14,129   6.54    13,661   6.48    13,896   6.51
  Allowance for
   loan and lease
   losses                (162)            (157)            (160)
  Cash and due
   from banks             445              422              434
  Other assets          1,041              909              976
                      -------          -------          -------
    Total assets      $15,453          $14,836          $15,146
                      =======          =======          =======

 Liabilities and
  Shareholders'
  Equity

  Interest-bearing
   deposits

   Interest
    checking
    accounts          $   804   0.56%  $   749   0.48%  $   777   0.52%
   Money market
    accounts            3,721   3.10     3,419   2.98     3,571   3.04
   Savings
    deposits              149   0.48       155   0.47       152   0.48
   Time deposits
     - under
     $100,000             274   3.79       232   4.10       253   3.93
   Time deposits
     - $100,000
     and over           2,066   4.81     1,872   4.72     1,969   4.77
                      -------  -----  --------  -----  --------  -----
     Total
      interest-
      bearing
      deposits          7,014   3.28     6,427   3.18     6,722   3.23

   Federal funds
    purchased and
    securities
    sold under
    repurchase
    agreements            486   5.11       582   5.27       534   5.19
   Other
    borrowings            612   6.09       599   6.15       605   6.12
                      -------  -----  --------  -----  --------  -----
     Total
      interest-
      bearing
      liabilities       8,112   3.61     7,608   3.57     7,861   3.59
  Noninterest-
   bearing
   deposits             5,556            5,489            5,523
  Other
   liabilities            181              220              200
  Shareholders'
   equity               1,604            1,519            1,562
                      -------          -------          -------
    Total
     liabilities
     and
     shareholders'
     equity           $15,453          $14,836          $15,146
                      =======          =======          =======

 Net interest
  spread                        2.93%            2.91%            2.92%
                                ====             ====             ====
 Net interest
   margin                       4.47%            4.49%            4.48%
                                ====             ====             ====

 Average prime
  rate                          8.25%            8.25%            8.25%
                                ====             ====             ====

 CITY NATIONAL CORPORATION
 AVERAGE BALANCES AND RATES
 (unaudited)
                                          2006
                  -----------------------------------------------------
                  Fourth Quarter      Third Quarter      Second Quarter
                  ---------------    ---------------    ---------------
 (Dollars in          Average            Average            Average
   millions)      Balance   Rate     Balance   Rate     Balance    Rate
 ---------------  -------   -----    -------   -----    --------   ----
 Assets

 Interest-earning
  assets
   Loans
    Commercial    $ 3,955    7.12%   $ 3,827    7.05%   $ 3,933    6.85%
    Commercial real
     estate
     mortgages      1,759    7.48      1,815    7.45      1,786    7.58
    Residential
     mortgages      2,852    5.40      2,801    5.38      2,737    5.31
    Real estate
     construction   1,087    8.94      1,001    8.98        900    8.88
    Equity lines of
     credit           397    7.86        375    7.91        352    7.63
    Installment       195    7.56        194    7.58        195    7.72
                  -------            -------            -------
      Total loans  10,245    6.92     10,013    6.88      9,903    6.79
    Due from banks
     - interest-
     bearing           68    2.70         61    2.55         46    2.31
    Federal funds
     sold and
     securities
     purchased
     under resale
     agreements        54    5.28          3    7.13         51    4.77
    Securities
     available-
     for-sale       3,122    4.64      3,191    4.63      3,529    4.55
    Trading account
     securities        49    5.32         54    5.22         52    6.61
    Other interest-
     earning assets    47    5.64         46    5.45         46    5.40
                  -------            -------            -------
      Total
       interest-
       earning
       assets      13,585    6.35     13,368    6.30     13,627    6.18
    Allowance for
     loan and lease
     losses          (159)              (158)              (157)
    Cash and due
     from banks       407                428                443
    Other assets      879                907                869
                  -------            -------            -------
      Total
       assets     $14,712            $14,545            $14,782
                  =======            =======            =======

 Liabilities and
  Shareholders'
  Equity

  Interest-bearing
   deposits
    Interest
     checking
     accounts     $   762    0.43%   $   706    0.36%   $   757    0.27%
    Money market
     accounts       3,252    2.75      3,224    2.57      3,352    2.13
    Savings
     deposits         160    0.48        163    0.41        174    0.37
    Time deposits
     - under
     $100,000         197    4.07        184    3.73        176    3.16
    Time deposits
      - $100,000
      and over      1,969    4.65      1,999    4.56      1,652    4.05
                  -------            -------            -------
      Total
       interest-
       bearing
       deposits     6,340    3.04      6,276    2.93      6,111    2.40

   Federal funds
    purchased and
    securities sold
    under repurchase
    agreements        416    5.24        401    5.26        546    4.93
   Other
    borrowings        554    6.19        558    5.63        652    5.51
                  -------            -------            -------
     Total
      interest-
      bearing
      liabilities   7,310    3.41      7,235    3.27      7,309    2.86
  Noninterest-
   bearing deposits 5,711              5,629              5,820
  Other liabilities   218                245                199
  Shareholders'
   equity           1,473              1,436              1,454
                   ------            -------            -------
    Total liabil-
     ities and
     shareholders'
     equity       $14,712            $14,545            $14,782
                  =======            =======            =======

 Net interest spread         2.94%              3.03%              3.32%
                            =====              =====              =====
 Net interest margin         4.51%              4.53%              4.65%
                            =====              =====              =====

 Average prime rate          8.25%              8.25%              7.90%
                            =====              =====              =====

                                   ------------------------------------
                                    First Quarter        Year to Date
                                   ---------------     ----------------
                                       Average             Average
 (Dollars in millions)             Balance   Rate      Balance    Rate
 --------------------------------  -------   -----     -------    -----
 Assets
  Interest-earning assets
    Loans
      Commercial                   $ 3,813    6.62%    $ 3,882     6.91%
      Commercial real estate
       mortgages                     1,772    7.36       1,783     7.47
      Residential mortgages          2,666    5.27       2,765     5.34
      Real estate construction         843    8.42         958     8.82
      Equity lines of credit           334    7.17         365     7.66
      Installment                      197    7.41         195     7.57
                                   -------             -------
      Total loans                    9,625    6.59       9,948     6.80
    Due from banks - interest-
     bearing                            44    1.98          55     2.43
    Federal funds sold and
     securities purchased under
     resale agreements                  13    4.32          30     5.01
    Securities available-for-sale    3,926    4.47       3,439     4.57
    Trading account securities          44    5.26          50     5.61
    Other interest-earning assets       47    5.23          47     5.43
                                   -------             -------
      Total interest-earning
       assets                       13,699    5.98      13,569     6.20
    Allowance for loan and lease
     losses                           (155)               (157)
    Cash and due from banks            439                 429
    Other assets                       844                 875
                                   -------             -------
      Total assets                 $14,827             $14,716
                                   =======             =======
 Liabilities and Shareholders'
 Equity
  Interest-bearing deposits
    Interest checking accounts     $   808    0.23%    $   758     0.32%
    Money market accounts            3,388    1.81       3,304     2.31
    Savings deposits                   179    0.37         169     0.41
    Time deposits - under $100,000     180    2.77         184     3.45
    Time deposits - $100,000 and
     over                            1,254    3.40       1,721     4.26
                                   -------             -------
      Total interest-bearing
       deposits                      5,809    1.92       6,136     2.59

    Federal funds purchased and
     securities sold under
     repurchase agreements             809    4.48         542     4.89
    Other borrowings                   749    5.09         627     5.57
                                   -------             -------
      Total interest-bearing
       liabilities                   7,367    2.52       7,305     3.02
  Noninterest-bearing deposits       5,779               5,734
  Other liabilities                    200                 216
  Shareholders' equity               1,481               1,461
                                   -------             -------
      Total liabilities and
       shareholders' equity        $14,827             $14,716
                                   =======             =======

 Net interest spread                          3.46%                3.18%
                                             =====                =====
 Net interest margin                          4.62%                4.58%
                                             =====                =====

 Average prime rate                           7.43%                7.96%
                                             =====                =====

 CITY NATIONAL CORPORATION
 CAPITAL AND CREDIT RATING DATA
 (unaudited)                                           2007
                                          -----------------------------
                                          Second      First     Year To
                                          Quarter    Quarter      Date
 Per Common Share:                        -------    -------    -------
 -----------------
  Shares Outstanding (in thousands):
  Average - Basic                          48,674     47,968     48,323
  Average - Diluted                        49,837     49,087     49,461
  Period-End                               48,731     48,602
 Book Value                               $ 33.27    $ 32.73
 Price:
  High                                    $ 78.39    $ 75.39    $ 78.39
  Low                                       72.30      68.00      68.00
  Period-end                                76.09      73.60

 Capital Ratios
  (Dollars in millions):
 -----------------------
 Risk-based capital
  Risk-adjusted assets                    $12,067    $11,618
  Tier I capital                          $ 1,185    $ 1,234
    Percentage of risk adjusted assets       9.82%     10.62%
  Total capital                           $ 1,481    $ 1,524
    Percentage of risk adjusted assets      12.28%     13.12%
  Tier I leverage ratio                      7.97%      8.59%
  Period-end shareholders' equity
    to total period-end assets              10.26%     10.42%
  Period-end tangible shareholders' equity
    to total period-end tangible assets      7.22%      7.88%
  Average shareholders' equity
    to total average assets                 10.38%     10.24%    10.31%
  Average tangible shareholders' equity
    to total average tangible assets         7.67%      8.18%     7.92%

                                              2006
                        -----------------------------------------------
                        Fourth    Third     Second    First      Full
                        Quarter   Quarter   Quarter   Quarter    Year
 Per Common Share:      -------   -------   -------   -------   -------
 -----------------
  Shares Outstanding
   (in thousands):
  Average - Basic        47,573    47,919    48,957    49,484    48,477
  Average - Diluted      49,012    49,318    50,654    51,309    50,063
  Period-End                       47,492    47,639    48,115    49,535
 Book Value             $ 31.39   $ 30.40   $ 29.05   $ 29.66
 Price:
  High                  $ 71.29   $ 68.41   $ 78.25   $ 78.25   $ 78.25
  Low                     65.34     63.69     60.02     71.95     60.02
  Period-end              71.20     67.06     65.09     76.79

 Capital Ratios
  (Dollars in millions):
 -----------------------
 Risk-based capital
  Risk-adjusted
   assets               $11,411   $10,999   $10,811   $10,473
  Tier I capital        $ 1,256   $ 1,219   $ 1,211   $ 1,284
   Percentage of risk
    adjusted assets       11.09%    11.09%    11.20%    12.26%
  Total capital         $ 1,544   $ 1,554   $ 1,542   $ 1,614
   Percentage of risk
    adjusted assets       13.60%    14.12%    14.26%    15.41%
  Tier I leverage ratio    8.81%     8.58%     8.38%     8.85%
  Period-end share-
   holders' equity to
   total period-end
   assets                 10.02%     9.91%     9.66%     9.97%
  Period-end tangible
   shareholders' equity
   to total period-end
   tangible assets         8.24%     8.03%     7.76%     8.20%
  Average shareholders'
   equity to total
   average assets         10.01%     9.87%     9.84%     9.99%     9.93%
  Average tangible
   shareholders' equity
   to total average
   tangible assets         8.16%     7.99%     8.04%     8.23%     8.10%

 Senior Debt Credit Ratings
 --------------------------
  For The Period Ended June 30, 2007
                                                Standard &
                              Moody's   Fitch     Poor's        DBRS
                              -------   -----   -----------   ---------
 City National Bank             Aa3       A-        A          A (high)
 City National Corporation       A1       A-        A-            A

CONTACT:  City National Corporation
          Financial/Investors
          Christopher J. Carey
           310.888.6777
           Chris.Carey@cnb.com
          Media
          Cary Walker
           213.673.7615
           Cary.Walker@cnb.com

           Conference Call:
           Today 2:00 p.m. PDT
           866.713.8395
           Pass Code: 30224089